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                                                                      Exhibit 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-98440, 33-98444, 33-98442 and 33-98446 of Checkfree Corporation on Form S-8
of our reports dated August 22, 1996, except for Note 17 as to which the date is September 15, 1996, appearing in this Transition Report on Form 10-K/A No. 1 of Checkfree Corporation for the six months ended June 30, 1996.

DELOITTE & TOUCHE LLP

Columbus, Ohio

December 9, 1996